Exhibit 99.2

Legal Notice Investors@AVANGRID.com FORWARD LOOKING STATEMENTS Certain statements in this presentation may relate to our future business and financial performance and future events or developments involving us and our subsidiaries that are not purely historical and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “would,” “could,” “can,” “expect(s,)” “believe(s),” “anticipate(s),” “intend(s),” “plan(s),” “estimate(s),” “project(s),”“assume(s),” “guide(s),” “target(s),” “forecast(s),” “are (is) confident that” and “seek(s)” or the negative of such terms or other variations on such terms or comparable terminology. Such forward looking statements include, but are not limited to, statements about our plans, objectives and intentions, outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on our business, results of operations or financial condition. Such statements are based upon the current reasonable beliefs, expectations and assumptions of our management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation, the risks and uncertainties set forth under the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2017 and our Quarterly Report on form 10-Q for the three months ended March 31, 2018, which are on file with the Securities and Exchange Commission (SEC) and available on our investor relations website at www.Avangrid.com and on the SEC website at www.sec.gov. Additional information will also be set forth in subsequent filings with the SEC. You should consider these factors carefully in evaluating for-ward looking statements. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary in material respects from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements to reflect events or circumstances after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. About AVANGRID AVANGRID, Inc. (NYSE: AGR) is a leading, sustainable energy company with $31 billion in assets and operations in 24 U.S. states. AVANGRID has two primary lines of business: Avangrid Networks and Avangrid Renewables. Avangrid Networks owns eight electric and natural gas utilities, serving 3.2 million customers in New York and New England. Avangrid Renewables owns and operates 7.1 gigawatts of electricity capacity, primarily through wind power, with a presence in 22 states across the United States. AVANGRID employs approximately 6,500 people. AVANGRID supports the U.N.’s Sustainable Development Goals, received a Climate Development Project climate score of “A-,” the top score received in the utilities sector, and has been recognized for two consecutive years by Ethical Boardroom as the North American utility with the “best corporate governance practices.” For more information, visit www.avangrid.com.

Legal Notice Use of Non-U.S. GAAP Financial Measures To supplement our consolidated financial statements presented in accordance with U.S. GAAP, AVANGRID considers certain non-GAAP financial measures that are not prepared in accordance with U.S. GAAP, including adjusted net income, adjusted EPS, adjusted gross margin and adjusted EBITDA. The non-GAAP financial measures we use are specific to AVANGRID and the non-GAAP financial measures of other companies may not be calculated in the same manner. We use these non-GAAP financial measures, in addition to U.S. GAAP measures, to establish operating budgets and operational goals to manage and monitor our business, evaluate our operating and financial performance and to compare such performance to prior periods and to the performance of our competitors. We believe that presenting such non-GAAP financial measures is useful because such measures can be used to analyze and compare profitability between companies and industries because it eliminates the impact of financing and certain non-cash charges as well as allow for an evaluation of AVANGRID with a focus on the performance of its core operations. In addition, we present non-GAAP financial measures because we believe that they and other similar measures are widely used by certain investors, securities analysts and other interested parties as supplemental measures of performance.   We provide adjusted net income and adjusted earnings per share, which are adjusted to reflect the effect of mark-to-market changes in the fair value of derivative instruments used by AVANGRID to economically hedge market price fluctuations in related underlying physical transactions for the purchase and sale of electricity, adjustments for the non-core Gas Storage business including certain losses related to its sale, restructuring charges primarily associated with reorganizing to better align our people resources with business demands and priorities as part of the Forward 2020+ program, income from cash collateral released in excess of outstanding receivables from a bankruptcy proceeding authorization with a Renewables customer regarding two power purchase agreements and   impact  from measurement of deferred income tax balances as a result of the Tax Act enacted by the U.S. federal government on December 22, 2017. We define adjusted EBITDA as net income attributable to AVANGRID, adding back income tax expense, depreciation, amortization, impairment of non-current assets and interest expense, net of capitalization, and then subtracting other income and earnings from equity method investments. We also define adjusted gross margin as adjusted EBITDA adding back operations and maintenance and taxes other than income taxes and then subtracting transmission wheeling. The most directly comparable U.S. GAAP measure to adjusted EBITDA and adjusted gross margin is net income. We believe that presenting these non-GAAP financial measures is useful in understanding and evaluating actual and projected financial performance and contribution of AVANGRID core lines of business and to more fully compare and explain our results.  The most directly comparable U.S. GAAP measure to adjusted net income is net income. We also provide adjusted EPS, which is adjusted net income converted to an earnings per share amount.   The use of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, AVANGRID’s U.S. GAAP financial information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness, may be unique to AVANGRID, and should be considered only as a supplement to AVANGRID’s U.S. GAAP financial measures. The non-GAAP financial measures may not be comparable to other similarly titled measures of other companies and have limitations as analytical tools. Non-GAAP financial measures are not primary measurements of our performance under U.S. GAAP and should not be considered as alternatives to operating income, net income or any other performance measures determined in accordance with U.S. GAAP.

James Torgerson 2Q & 1H 2018 Highlights James Torgerson

Highlights

2Q '18 Net Income $107M, $0.35/share
1H '18 Net Income $351M, $1.13/share

2Q '18 Adjusted Net Income $128M, $0.41/share[1]
1H '18 Adjusted Net Income $371M, $1.20/share[1]

Implementing our Strategies

- Executed contract for new wind project (~158 MW)
- ~497 MW onshore wind & solar under construction
- 2Q '18 rate case filings for BGC & CNG; new rates for UI & SCG January 1, NY companies May 1
- Completed sale of the Gas Storage businesses

Advancing RFP Awards

- Vineyard Wind[2] 800 MW offshore wind bid selected in MA RFP
- NECEC transmission project selected in MA RFP, executed 20-year contracts

Fulfilling our commitment to increase the dividend

- 3rd quarter dividend of $0.440/share declared by the Board on July 11, payable October 1

(1) See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) AVANGRID's 50/50 Partnership with Copenhagen Infrastructure Partners.

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Earnings Results

2Q '18 & 1H '18

EPS



-11%
-2%
$0.39
$0.35
$1.16
$1.13
2Q '17
2Q '18
1H '17
1H '18

Adjusted EPS[1]



-10%
+1%
$0.46
$0.41
$1.19
$1.20
2Q '17
2Q '18
1H '17
1H '18

(1) See Appendix for reconciliation of adjusted EPS to EPS.

Amounts may not add due to rounding.

Key drivers of 1H '18 year-over-year comparison:

1H '18 EPS includes:

- 2 months of the gas trading business & 4 months of the gas storage business (exited by May 1)
- Renewables MtM, restructuring & other charges

\+ Networks rate plans

\+ New Renewables MW in production

\+ Ongoing best practices & efficiencies

\+ Wind generation (but below expectations)

\- Impacts of minor storms & related costs (~$0.07)

\- Start up & transmission issues at El Cabo & Tule (~$0.05)

\- Corporate net interest (~$0.03) & tax items (~$0.04)

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Earnings Guidance

Re-affirming '18 Outlook[2]

EPS	**$2.16 - $2.46**	**Adjusted EPS[1]**	**$2.22 - $2.50**

Guiding to lower half of range for '18 due to 1H impacts related to storms, delay in earnings adjustment mechanism (EAM) in NY, start up issues & transmission outages at new wind farms (Tule & El Cabo)

Risks &/or Mitigation Opportunities:

- Best practices & operating efficiencies
- Sale of renewables development projects
- Wind performance
- Timing of capital spending
- Storms
- Taxes & regulatory

Re-affirming '16-'20 EPS & Adjusted EPS[1] CAGR of ~8-10%[2]

Re-affirming '16-'22 EPS & Adjusted EPS[1] CAGR of ~8-10%[2]

(1) Adjusted EPS excludes the Gas Storage & Trading businesses. See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income and EPS. Management uses adjusted EPS in determining its outlook.

(2) As of February 20, '18 (does not include Vineyard Wind, NECEC or the Networks Resiliency Program (excluding AMI)).

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Renewables Update ~158 MW New Wind Project New contract for ~158 MW executed with C&I customer (Otter Creek, IL); Late ’19 COD Secured Contracts in Long Term Outlook(1) total ~1,605 MW 58% of 2,744 MW target for ’22 83% of previous 1,944 MW target for ’20 Renewables executes new contract & implements plans ~ 497 MW Under Construction Wy’East Solar (~10 MW) ’18 COD Montague (~201 MW) Late ’19 COD Karankawa (~286 MW) Late ’19 COD As of February 20, ’18.

Offshore Wind Update Vineyard Wind project is selected in Massachusetts RFP Up to 3 GW Lease Area 50/50 Partnership with Copenhagen Infrastructure Partners (CIP) Awarded 800 MW PPA in Massachusetts RFP(1) 400 MW COD ’21; 400 MW COD ’22 Construction & Operation Plan (COP) filed with Bureau of Ocean Energy Management (BOEM; first & only U.S. Offshore Wind farm that has applied for the COP to date) Expect receipt of all approvals by early ’20 Vineyard Wind, MA (1) Not included in our Long Term Outlook as of February 20, ’18.

Offshore Wind – Additional Opportunities

U.S. Offshore wind prospects are gaining considerable momentum





Kitty Hawk, NC

- ~2.5 GW Lease Area
- 100% AVANGRID Ownership

Opportunities in Northeast

Offshore Wind Targets:

MA: +800 MW by '27(1)

NY: +2,400 MW by '30
(800 MW awarded by '19)(2)

NJ: +3,500 MW by '30

(1) 1,600 MW requirement by '27 including 800 MW awarded to Vineyard Wind. In April '18, the BOEM announced the proposed lease sale of 2 additional areas in MA.

(2) In April '18, the BOEM announced it was seeking interest in additional lease areas for offshore New York.

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Networks Regulatory Highlights – Tax Reform Act NY Net benefits deferred since January ’18 March recommendation of NY DPS Staff to return all Tax Savings to customers through current rate case or sur-credit effective October 1, ’18 Companies’ proposal to offset storm costs & Automated Meter Infrastructure (AMI) revenue requirements, resiliency investments or other deferrals filed June 29. Decision expected September ’18 ME Net benefits deferred since January ’18 Stipulation agreement approved for increases in distribution tariffs effective July 1, ’18 including recovery of deferred October ’17 storm restoration costs of $44M, mostly offset by Tax Act savings & existing storm reserve liability CT Net benefits deferred since January ’18; Proceedings in process MA Net benefits deferred since January ’18 All MA utilities ordered to return benefits to customers (utilities with pending rate cases, including BGC, may defer & reflect in tariffs) FERC New England Transmission Owner formula rate will automatically capture benefits (UI & CMP); FERC opened proceedings & is addressing comments

Networks Regulatory Highlights - Other (1) Existing ROE not shown to be unjust and unreasonable (10.57% Base ROE; 11.74% maximum). NY AMI discussions ongoing – no definitive timetable EAM discussions impacted by ongoing storm investigations, AMI, management audit CT CNG filed rate case June 29, ’18, for rates effective January 1, ’19 MA BGC filed rate case May 17, ’18 for rates effective April 1, ’19 ME CMP ordered to file a distribution rate case by October 15, ’18 by ME PUC FERC ALJ recommended no change to ROE for Complaint IV(1) No progress on Complaint I remand or Complaint II/III

NECEC Update 1,200 MW Transmission project delivering Canadian hydro-power $950M(1) investment at CMP (T), excluding AFUDC Executed contracts with MA EDCs & Hydro Quebec on June 14 & filed July 23 Escalated price for years 1-20 & fixed price for years 21-40 Construction ’19-’22 Expect all state permits by 1Q ’19 & final approvals by YE ’19 Strong support from Maine Governor & Local Communities (1) Not included in our Long Term Outlook as of February 20, ’18. NECEC transmission project selected in Massachusetts RFP

Developing A Comprehensive & Robust Networks Resiliency Plan

$2.5B "Transforming Energy" Plan for NY & ME Utilities(1)





- **$2.5B** over 10 years includes:
  - Capital costs of $2.0B, of which:
    - **~$500M in** Long Term Outlook(2)(AMI)
    - **$1.5B <u>not</u>** in Long Term Outlook(2)
  - Operating expenses of ~$500M (vegetation Management)
- "Transforming Energy" to harden the grid & improve reliability for customers:
  - Accelerated replacement of wood poles
  - Increased use of 'tree wire'
  - Cost/benefit analysis of areas for infrastructure hardening – undergrounding; non-wires alternatives, aerial cable, etc.
  - 'Ground to Sky' tree trimming & identification of hazardous trees outside of ROW along critical infrastructure
  - Targeted distribution circuit upgrades to improve grid interconnectivity & provide beneficial alternative sources of supply
  - Full implementation of AMI in NY

(1) CT has a resiliency plan as part of its 2015 merger agreement.
(2) As of February 20, '18.

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Subject to authorization by the AVANGRID Board of Directors. AVANGRID announced an increase in the dividend Targeting 65%-75% Dividend increases in line with EPS growth, subject to dividend pay out range(1) Dividend Increase & Policy Increased quarterly dividend from $0.432/share to $0.440/share beginning with 3Q ’18 dividend Annualized $1.76/share Dividend Per Share Pay out Increases

On Target to Meet Expectations See Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. As of February 20, ’18 (does not include Vineyard Wind, NECEC or the Networks Resiliency Program (excluding AMI)). Implementing our Strategies Advancing RFP Awards Fulfilling our commitment to increase the dividend Re-affirming ’18 EPS Outlook: EPS $2.16-$2.46 & Adjusted EPS(1) $2.22-$2.50 Guiding Adjusted EPS to lower half of range for ’18 Re-affirming ’16-’20 & ’16-’22 EPS & Adjusted EPS(1) CAGRs of ~8-10%(2)

James Torgerson 2Q & 1H 2018 Financial Results Doug Stuver

$0.39 $0.35 ($0.05) $0.13 ($0.11) ($0.01) Amounts may not add due to rounding. No Gas Trading business 1 month of Gas Storage business $1.16 $1.13 $0.03 $0.07 ($0.11) ($0.02) 2 months of Gas Trading business 4 months of Gas Storage business Results by Business 2Q ’18 EPS 1H ’18 EPS

$0.46 $0.41 ($0.05) $0.10 ($0.09) 2Q ’18 Adjusted EPS(1) reflects new rate years & ~590 MW of new wind & solar COD in ’17 See Appendix for reconciliation of adjusted EPS to EPS. Amounts may not add due to rounding. Positive operating performance 1H ’18 in Networks & Renewables, although impacted by storm-related costs & wind performance; Corporate impacted by net financing costs & tax items $1.19 $1.20 $0.04 $0.06 ($0.09) 2Q ’18 Adjusted EPS(1) 1H ’18 Adjusted EPS(1) Results by Business

Net income $79M Net income $279M Adjusted Net Income(1) $79M Adjusted Net Income(1) $280M Adjusted Net Income ’18 vs ’17 -$17M (-18%) Adjusted Net Income ’18 vs ’17 +$12M (+4%) Adjusted EPS(1) $0.26 Adjusted EPS(1) $0.90 Adjusted EPS ’18 vs. ’17 -$0.05 Adjusted EPS ’18 vs. ’17 +$0.04 Distribution, incl. New Rates, reduced by storm-related expenses -$0.06 Distribution, incl. New Rates, offset storm-related expenses +$0.01 Transmission +$0.01 Transmission +$0.02 Other $0.00 Other +$0.01 Adjusted net income is a non-GAAP financial measure; see Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Management format. Amounts may not add due to rounding. 2Q ’18 Results by Business - Networks New rates for NYSEG, RGE, UI & SCG are offset by 1H ’18 storm-related costs (non-deferrable minor storm costs & related impacts on O&M & capitalized labor, a portion of which may catch up in 2H ’18). 1H ’18

Results by Business - Renewables

2Q '18

Net income	$71M
Adjusted Net Income(1)	$68M
Adjusted Net Income '18 vs '17	+$30M (80%)
Adjusted EPS(1)	$0.22
Adjusted EPS '18 vs. '17	+$0.10
New Wind & Solar - including PTCs & Depreciation	+$0.04
Existing Wind & Solar - Sales	$0.00
Existing Wind - PTC Roll-Off	-$0.03
Existing Wind – RECs	+$0.02
Taxes & Other	+$0.07

1H '18

Net income	$121M
Adjusted Net Income(1)	$115M
Adjusted Net Income '18 vs '17	+$18M (+19%)
Adjusted EPS(1)	$0.37
Adjusted Net Income '18 vs. '17	+$0.06
New Wind & Solar - including PTCs & Depreciation	+$0.09
Existing Wind & Solar-Sales	+$0.02
Existing Wind - PTC Roll-Off	-$0.05
Existing Wind – RECs	$0.00
Taxes & Other	$0.00

New projects improve results with increased production, although impacted by start up issues & transmission outages at new wind farms (Tule & El Cabo). Existing project contributions are flat in 2Q with wind resource below expectations. Taxes reflect variances in discrete adjustments.

(1) Adjusted net income and adjusted EPS are non-GAAP financial measures; see Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS.
(2) Management format, which includes PTCs in revenues.
Amounts may not add due to rounding.

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Net income -$25M Net income -$30M Adjusted Net Income(1) -$18M Adjusted Net Income(1) -$23M Adjusted Net Income ’18 vs ’17 -$28M (>100%) Adjusted Net Income ’18 vs ’17 -$28M (>100%) Adjusted EPS -$0.06 Adjusted EPS -$0.08 Adjusted EPS ’18 vs. ’17 -$0.09 Adjusted Net Income ’18 vs. ’17 -$0.09 New LTD in November ’17 -$0.01 New LTD in November ’17 -$0.02 Loss of intercompany interest income due to sale of Gas Storage business -$0.02 Loss of intercompany interest income due to sale of Gas Storage business -$0.03 Tax & Other -$0.06 Tax & Other -$0.04 Adjusted net income and adjusted EPS are non-GAAP financial measures; see Appendix for reconciliation of adjusted net income and adjusted EPS to net income and EPS. Management format, which includes PTCs in revenues. Amounts may not add due to rounding. 2Q ’18 Results by Business - Corporate Finance expenses impact results with ’17 issuance of Green Bond & elimination of intercompany interest income from the Gas Storage businesses in ’18. Negative Corporate tax reflects rate adjustment true-up to ETR. 1H ’18 Consolidated 1H ’18 ETR ~24.2%(2)

-0.4% 1H ’17 1H ’18 Year-over-year impacts largely reflect the addition of new projects in ’17 Capacity Factor(1) Average annual capacity factor based on wind production & capacity As of February 20, 2018. Includes PPA, merchant and RECs. pp: percentage point +4% 1H ’17 1H ’18 Wind Production GWh Wind & Solar Installed Capacity (MW) Montague 201 MW Karankawa 286 MW Wy’East 10 MW Avg. Price(3) ($/MWh) MidCont South & Texas 27% 20% 24% 29% 1H ’18 West Northeast + 12% -4% +29% +28% -4% +455 AVANGRID Renewables Metrics Amounts may not add due to rounding. Long Term Outlook(2) Average NCF Assumptions: New Wind ~40% Operating Wind ~32% Long Term Outlook(2) Average Pricing Assumptions: Merchant Wind ~$26/MWh RECs decline from $8-$11/MWh to $5/MWh PPA prices decline 13% from 2’16 to ~$48-$58/MWh ‘20-;22

AVANGRID Financial Strength Maintaining our strong balance sheet & cash flow in 2Q ’18 $5.9B Net Debt Credit Metrics(1) Net Debt/Adjusted EBITDA Net Leverage 2.8x 28% See Appendix for Company definitions of metrics and reconciliation of adjusted EBITDA to net income, funds from operations (FFO) to net income and net debt to debt. BBB+ Baa1 BBB+ S&P Moody’s Fitch FFO/Debt 31% Credit Ratings

AVANGRID Liquidity Supports Growth Initiatives 5-year Sustainability-Linked Credit Facility Innovative price-adjustment mechanism based on continuous reduction of AGR emission intensity Reduce emissions intensity 25% from ’15 to ’20 Since ’15, focused on increasing renewable installed generation capacity by over 30% by ’20 Pledge to be carbon-neutral by ’35 CP Program (upsize to $2B in process) New Intercompany Loan facility with IBE; additional backstop liquidity Sustainable finance is part of company's commitment to the U.N. Sustainable Development Goals (SDG) for ’30, which AVANGRID has incorporated into its strategy (increase from prior $1.5B facility); backstop to CP program $2.5B $1.0B $0.5B

Adjusted EPS excludes the Gas Storage & Trading businesses. See Appendix for reconciliation of non-GAAP adjusted net income and adjusted EPS to net income. Management uses adjusted EPS in determining its outlook. ’18 Guidance is Based on: AVANGRID Adjusted EPS(1) $2.22 - $2.50 ’18 Guidance is based on Adjusted EPS(1) AVANGRID EPS $2.16 - $2.46 Sale of Gas Trading March ’18 Sale of Gas Storage May ’18 Networks Renewables Corporate $1.78 - $1.86 $0.55 - $0.70 ($0.15) – ($0.05) Gas Storage ($0.06) – ($0.03) Networks Renewables Corporate $1.78 - $1.86 $0.55 - $0.70 ($0.15) – ($0.05) Re-affirming ’18 Outlook Guiding to lower half of range

Appendix

Reconciliation AVANGRID 2Q ’18 Adjusted Net Income

Reconciliation AVANGRID 2Q ’17 Adjusted Net Income

Reconciliation AVANGRID 2Q ’18 & 2Q ’17 Adjusted EPS

Reconciliation – AVANGRID Net Debt

Reconciliation – AVANGRID FFO

Rate Cases

Berkshire Gas Company

- ✓ Filed May 17, '18 (Last Rate Case in '02)
- ✓ Request:
  - $3.1M increase
  - Rates effective April 1, '19
  - ROE 10.35%
  - Implement decoupling & pension tracker
  - 5-year alternative rate mechanism
  - Continuation of Gas System Enhancement Program (automatic recovery of gas leak prone pipe replacement ~40% of capital expenditures)
  - Includes return of all tax benefits from Tax Reform to ratepayers (~1.4M)

Connecticut Natural Gas Corporation

- ✓ Filed June 29, '18 (Last Rate Case in '14)
- ✓ Request:
  - Rates effective January 1, '19
  - 3-year rate plan with revenue increases of $17M / $10M / $1M from '19-'21
  - ROE 10.20%
  - Continuation of decoupling, distribution integrity management program tracker & system expansion tracker
  - Implementation of $1.25M annual rate credit through '27 ('15 merger commitment)
  - Includes utilization & return of Tax Reform benefits

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Building the Grid of the Future - NECEC

Overview:

- 1,200 MW Transmission project delivering hydro-power from Canada
- $950M investment at CMP (T); Not in Long Term Outlook(1)
- **Construction '19-'22**
- Expect Maine permits by end of '18/early '19 & other approvals by end of '19
- Strong support from Maine Governor, Legislators, Local Communities (95%)

Project Strengths:

- **100%-owned right of way**, with ~2/3 in existing transmission corridor
- CMP's **proven ability** to deliver a commercial-scale transmission project on-schedule & on-budget
- **Lowest cost solution** to deliver Canadian hydro (shortest route, over-head DC line)
  - Largest wholesale energy market **savings of ~$3.9B** over 20-year contract
  - Customer savings: **$150M annually (MA)** & **$40M annually (ME)**
- **Significant economic benefits**, adding jobs & increasing GDP in MA, ME & property taxes in ME
- **Provides enough clean electricity for up to 1.5 million homes in New England**

(1) As of February 20, '18.

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NECEC Approvals & Timetables NECEC Filing Status Expected Completion MA PUC Approval of Contracts Filed July ’18 Mid ’19 ME PUC Certificate of Public Convenience & Necessity (CPCN) Filed September ’17 End of ’18 Maine DEP Approval Filed September ’17 End of ’18, Early ’19 Presidential Permit Filed July ’17 End of ’19 ISO-NE System Impact Study Filed April ’17 Mid-End ’19 Army Corps of Engineers Environmental Assessment Filed September ’17 Early-Mid ’19

Additional Offshore Experience AVANGRID is well-positioned for leadership in the growing U.S. offshore market Local Knowledge Global Teams Significant, Proven U.S. Onshore Renewables & Transmission Experience Renewables has 3rd largest installed capacity in U.S. Recent, successful completion of >$1B Transmission project on-time & on-budget Significant, Proven Global Offshore Experience AVANGRID affiliates & Vineyard Wind partner CIP have significant expertise with offshore wind Deep technical knowledge & engineering experience Well developed supply chain & relationships Experience managing offshore O&M Strong financing capabilities AVANGRID’s robust balance sheet & CIP’s experience investing in & financing offshore wind

Key Vineyard Wind Approvals Filing Status Expected Completion Federal: BOEM Site Assessment Plan (SAP) Filed March ’17 Approved May ’18 Construction & Operation Plan (COP) Filed Dec ’17 Anticipate Spring ’20 Record of Decision - Environmental Impact Study (EIS) Notice of Intent March ’18; 30-day comment period expired Anticipate: Draft Fall ’18 Final Spring ’19 State (for MA RFP): MA Environmental Policy Act (MEPA) Environmental Notification Filed Dec ’17 Certificate Issued Feb ’18 Environmental Impact Report (EIR):Draft April ’18 EIR Final Pending MA Energy Facilities Siting Board (EFSB) Filings in Dec ’17 & Feb ’18 Pending Vineyard Wind Approvals & Timetables

AVANGRID Renewables Average Price PPA prices decrease Energy prices plus RECs for merchant increase Includes JVs. Includes RECs & hedges. PPA Avg. Price ($/MWh) 1H ’17 1H ’18 Merchant Avg. Price(1) ($/MWh) (3) Includes PPA, merchant & RECS. -5% 1H ’17 1H ’18 -0.4% +5% 1H ’17 1H ’18 Other (2) Energy Avg. Price(3) ($/MWh)

Avangrid Renewables Regional Data pp: percentage point Average annual capacity factor based on wind production & capacity. Includes PPAs, merchant and RECs. Amounts may not add due to rounding. Capacity Factor(1) by Area 2Q ’18 vs. 2Q ’17 West 34.6% +10.7pp MidCont 30.4% -6.8pp Northeast 25.4% -17.3pp South/Texas 38.4% +8.1pp Wind Production by Area (GWh) 2Q ’18 vs. 2Q ’17 West 1,389 +19% MidCont 938 -7% Northeast 719 -15% South/Texas 1,339 +32% TOTAL 4,385 +9% Avg. Price(2) Var% vs. 2Q’17 West -5% -$3.57/MWh MidCont +6% +$2.00/MWh Northeast +2% +$1.19/MWh South/ Texas +2% +$1.01/MWh Capacity Factor(1) by Area 1H ’18 vs. 1H ’17 West 30.1% +20.2pp MidCont 34.2% -3.8pp Northeast 31.7% -6.5pp South/Texas 36.7% +4.5pp Wind Production by Area (GWh) 1H ’18 vs. 1H ’17 West 2,408 +29% MidCont 2,095 -4% Northeast 1,788 -4% South/Texas 2,548 +28% TOTAL 8,839 +12% Avg. Price(2) Var% vs. 1H ’17 West -4% -$2.64/MWh MidCont +4% +$1.29/MWh Northeast -5% -$2.71/MWh South/ Texas -1% -$0.44/MWh

As of February 20, ’18 Project ~MW PPA Counterparty COD COD (590 MW) in ’17 Gala Solar (OR) 56 Large C&I Deerfield (VT) 30 Green Mtn. Power Tule I (CA) 131 Southern CA Edison El Cabo (NM) 298 Southern CA Edison Twin Buttes II (CO) 75 Tri-State Generation In Construction (~497 MW) Wy’East Solar (OR) 10 PGE ’18 Montague (OR) 201 Large C&I Late ’19 Karankawa #1 (TX) 200 Austin Energy Late ’19 Karankawa #2 (TX) 86 Major Footwear & Apparel Company Late ’19 Additional Contracts (~518 MW) Coyote Ridge (SD) 97 Google, Inc. Late ’19 Tatanka Ridge (SD) 97 Google, Inc. Late ’20 La Joya (NM) 166 Public Service of New Mexico Late ’20 Otter Creek (IL) 158 Large C&I Late ’19 Long Term Outlook ’16-’22(1) includes 2,744 MW new wind & solar 1,087 MW Completed or In Construction ~1,605 MW Completed, In Construction or with Contracts (~58%) Acquired Safe Harbor for: 100% PTCs up to 2 GW 80% PTCs for up to 1 GW Projects in Long Term Outlook(1) NEW